Exceptional items (Tables)	12 Months Ended
Feb. 15, 2018
Text block1 [abstract]
Summary of Exceptional Items
2017 $m	2016 $m	2015 $m
Exceptional items before tax
Administrative expenses:
Kimpton integration costs[a]	(15)	(13)	(10)
Reorganisation costs[b]	(36)	—	(6)
Venezuelan currency losses[c]	—	—	(4)
Corporate development costs[d]	—	—	(5)

	(51)	(13)	(25)

Other operating income and expenses:
Gain on disposal of equity securities available-for-sale (note 15)	73	—	—
Gain on disposal of hotels (note 11)	—	—	871
Gain on disposal of investment in associate (note 14)	—	—	9

	73	—	880

Impairment charges:
Associates (note 14)	(18)	(16)	(9)
Property, plant and equipment (note 12)	—	—	(27)
	(18)	(16)	(36)

	4	(29)	819

Tax
Tax on exceptiornal items[e]	(2)	12	(8)
Exceptional tax[f]	118	—	—

	116	12	(8)

[a]	Relates to the cost of integrating Kimpton into the operations of the Group, which has now been completed.

[b]	In September 2017, the Group launched a comprehensive efficiency programme which will fund a series of new strategic initiatives to drive an acceleration in IHG’s future growth. The programme is centred around strengthening the Group’s organisational structure to redeploy resources to leverage scale in the highest opportunity markets and segments. The programme is expected to be completed in 2019. Included in the $36m cost are consultancy fees of $24m and severance costs of $8m. An additional $9m has been charged to the System Fund.

[c]	Arose from changes to the Venezuelan exchange rate mechanisms and the adoption of the SIMADI exchange rate in 2015, this being the most accessible exchange rate open to the Group for converting its bolivar earnings into US dollars. The exceptional loss arose from the re-measurement of the Group’s bolivar assets and liabilities to the relevant exchange rate, being approximately $1=190VEF on adoption of SIMADI. Subsequent changes to the exchange rate mechanism have not resulted in material losses.

[d]	Primarily legal costs related to development opportunities.

[e]	In 2017, comprises a $7m (2016: $6m) deferred tax credit in respect of an associate investment impairment, a $6m (2016: $5m) deferred tax credit representing future tax relief on Kimpton integration costs, a $13m current tax credit in respect of reorganisation costs and a $28m current tax charge relating to the gain on disposal of Avendra (see note 15). In 2016, there was also a $1m credit in respect of other items. In 2015, comprised a charge of $56m relating to disposal of hotels, a credit of $21m in respect of the 2014 disposal of an 80.1% interest in InterContinental New York Barclay reflecting the judgement that state tax law changes would now apply to the deferred gain, and credits of $27m for current and deferred tax relief on other operating exceptional items of current and prior periods.

[f]	Includes $108m relating to the impact of significant US tax reform that was enacted on 22 December 2017. This includes a current tax charge of $32m, relating predominantly to the Group’s estimated ‘transition tax’ liability on previously undistributed earnings of foreign subsidiaries of US entities, and a deferred tax credit of $140m, being principally the impact of the US federal tax rate reduction from 35% to 21% (effective 1 January 2018) on the Group’s US deferred tax liabilities, as well as the release of liabilities related to the Group’s undistributed post-acquisition earnings of subsidiaries that are no longer required as a result of the US transition tax. In addition, a deferred tax credit of $10m arises on the release of a contingency, previously charged as an exceptional item, which is no longer required due to statute of limitations expiry.